Exhibit 99.1
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT
          THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT, dated as of May 30, 2008 (this “Amendment”), is among TECHTEAM GLOBAL, INC., a Delaware corporation (the “Borrower”), the lenders set forth on the signature pages hereof (collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A. a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
RECITALS
          A. The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement, dated as of June 1, 2007 (as now and hereafter amended, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit to the Borrower.
          B. The Borrower desires to amend the Credit Agreement and the Administrative Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.
TERMS
          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
ARTICLE 1.
AMENDMENTS
          Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:
     1.1 The definition of “Applicable Rate” in Section 1.01 shall be amended by deleting the table in such definition and inserting the following in place thereof:

		Eurocurrency Spread		Commitment Fee
Level	Leverage Ratio	and Letter of Credit Fee	ABR Spread	Rate
I	< 2.5:1.0	0.95%	0.0%	0.15%
II	≥ 2.5:1.0 and < 3.0:1.0	1.20%	0.0%	0.20%
III	≥ 3.0:1.0	1.45%	0.25%	0.25%
     1.2 The definition of “Commitment” in Section 1.01 shall be amended and restated in its entirety to read as follows:
     “Commitment” means, with respect to each Lender, such Lender’s Revolving Facility A Commitment and Revolving Facility B Commitment.
     1.3 The definition of “Leverage Ratio” in Section 1.01 shall be amended and restated in its entirety to read as follows:

     “Leverage Ratio” means, as of the end of any Fiscal Quarter or Fiscal Year, the ratio of (a) the Consolidated Indebtedness minus the amount of Domestic Cash and Cash Equivalents in excess of $5,000,000 to (b) the Consolidated Adjusted EBITDA for the period of four consecutive Fiscal Quarters ending with such Fiscal Quarter end or Fiscal Year end, as the case may be.
     1.4 The definition of “Revolving Credit Exposure” in Section 1.01 shall be amended and restated in its entirety to read as follows:
     “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of such Lender’s Revolving Facility A Credit Exposure and Revolving Facility B Credit Exposure at such time.
     1.5 The definition of “Revolving Loans” in Section 1.01 shall be amended and restated in its entirety to read as follows:
     “Revolving Loans” means the Revolving Facility A Loans and the Revolving Facility B Loans.
     1.6 The following new definitions shall be added to Section 1.01 in appropriate alphabetical order:
     “Aggregate Revolving Facility A Commitment” means, at any time, the aggregate of the Revolving Facility A Commitments of all the Lenders.
     “Aggregate Revolving Facility A Credit Exposure” means, at any time, the aggregate of the Revolving Facility A Credit Exposures of all the Lenders.
     “Aggregate Revolving Facility B Commitment” means, at any time, the aggregate of the Revolving Facility B Commitments of all the Lenders.
     “Aggregate Revolving Facility B Credit Exposure” means, at any time, the aggregate of the Revolving Facility B Credit Exposures of all the Lenders.
     “Domestic Cash and Cash Equivalents” means the aggregate amount of all unrestricted cash and cash equivalents held by the Borrower and its Domestic Subsidiaries in the United States of America as of such Fiscal Quarter end or Fiscal Year end, as the case may be.
     “First Amendment Effective Date” means June 5, 2008.
     “Revolving Facility A Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Facility A Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Facility A Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount as of the First Amendment Effective Date of each Lender’s Revolving Facility A Commitment is set forth on Schedule

2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Facility A Commitment, as applicable. The initial aggregate amount of the Lenders’ Revolving Facility A Commitments is $40,000,000.
     “Revolving Facility A Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Facility A Loans and its LC Exposure and Swingline Exposure at such time.
     “Revolving Facility A Loan” shall mean a Loan requested under Section 2.03 and made pursuant to Section 2.01(a) of this Agreement.
     “Revolving Facility B Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Facility B Loans, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Facility B Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount as of the First Amendment Effective Date of each Lender’s Revolving Facility B Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Facility B Commitment, as applicable. The initial aggregate amount of the Lenders’ Revolving Facility B Commitments is $15,000,000.
     “Revolving Facility B Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Facility B Loans at such time.
     “Revolving Facility B Loan” shall mean a Loan requested under Section 2.03 and made pursuant to Section 2.01(b).
1.7 Section 2.01 shall be amended and restated in its entirety as follows:
          SECTION 2.01. Commitments. (a) Revolving Facility A. Subject to the terms and conditions set forth herein, each Lender agrees to (i) make Revolving Facility A Loans denominated in Dollars to the Borrower from time to time and (ii) participate in Letters of Credit issued in Dollars or any Eligible Currency upon the request of the Borrower or a Letter of Credit Applicant, in each case, during the Availability Period in an aggregate principal amount that will not result in (a) the Dollar Amount of such Lender’s Revolving Facility A Credit Exposure exceeding such Lender’s Revolving Facility A Commitment or (b) the Dollar Amount of the Aggregate Revolving Facility A Credit Exposure exceeding the Aggregate Revolving Facility A Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Facility A Loans.
     (b) Revolving Facility B. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Facility B Loans denominated in

Dollars to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) the Dollar Amount of such Lender’s Revolving Facility B Credit Exposure exceeding such Lender’s Revolving Facility B Commitment or (b) the Dollar Amount of the Aggregate Revolving Facility B Credit Exposure exceeding the Aggregate Revolving Facility B Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Facility B Loans.
     1.8 Section 2.02(c) shall be amended by deleting the reference in the first sentence to “$3,000,000” and inserting “$1,000,000” in place thereof.
     1.9 Section 2.03 shall be amended by adding the following language at the end of clause (i) therein: “and whether such Borrowing is requested to be made under the Lenders’ Revolving Facility A Commitment or Revolving Facility B Commitment”.
     1.10 Section 2.04(a) shall be amended by deleting the following language from clause (ii) therein “(ii) the sum of the Dollar Amount of the Aggregate Revolving Credit Exposure exceeding the Agreement Commitments” and inserting the following in place thereof: “(ii) the sum of the Dollar Amount of the Aggregate Revolving Facility A Credit Exposure exceeding the Aggregate Revolving Facility A Commitments”
     1.11 Section 2.05(b) shall be amended by deleting the following language from clause (ii) therein “(ii) the Dollar Amount of the Aggregate Revolving Credit Exposure shall not exceed the Agreement Commitment” and inserting the following in place thereof: “(ii) the Dollar Amount of the Aggregate Revolving Facility A Credit Exposure shall not exceed the Aggregate Revolving Facility A Commitments”.
     1.12 Section 2.08 shall be amended and restated in its entirety to read as follows:
          SECTION 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.
          (b) The Borrower may at any time terminate, or from time to time reduce, one or both of the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce (A) the Revolving Facility A Commitments if, after giving effect to any concurrent prepayment of the Revolving Facility A Loans in accordance with Section 2.10, the Aggregate Revolving Facility A Credit Exposures would exceed the Aggregate Revolving Facility A Commitments, and (B) the Revolving Facility B Commitments if, after giving effect to any concurrent prepayment of the Revolving Facility B Loans in accordance with Section 2.10, the Aggregate Revolving Facility B Credit Exposures would exceed the Aggregate Revolving Facility B Commitments.
          (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce one or both of the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the

Commitment to which such request relates and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the specified Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.
     1.13 Section 2.11(b) shall be amended by deleting each and every reference therein to “Commitment” and “Commitments” and inserting “Revolving Facility A Commitment” or “Revolving Facility A Commitments”, respectively, in place thereof.
     1.14 Section 6.09(a) shall be amended and restated in its entirety to read as follows:
     (a) Leverage Ratio. Permit or suffer the Leverage Ratio to exceed (i) 3.25 to 1.0 as of March 31, 2008 or (ii) 3.0 to 1.0 as of the end of any Fiscal Quarter thereafter. Notwithstanding the foregoing, in the event the Borrower or any Subsidiary completes an Acquisition after the First Amendment Effective Date which is permitted pursuant to the terms of this Agreement, the Borrower may request a modification to the covenant levels set forth in this section and the Lenders and the Borrower shall endeavor to negotiate mutually acceptable modifications.
     1.15 Schedule 2.01 to the Credit Agreement (erroneously titled “Section 2.01”) shall be deleted and the form of Schedule 2.01 attached hereto shall be substituted in place thereof.
ARTICLE 2.
REPRESENTATIONS
          The Borrower represents and warrants to the Administrative Agent and the Lender that:
     2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Certificate of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.
     2.2 This Amendment is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof.
     2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article III of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.
     2.4 No Event of Default or exists or has occurred and is continuing on the date hereof.

ARTICLE 3.
CONDITIONS OF EFFECTIVENESS
          This Amendment shall become effective upon the first date (the “Effective Date”) on which each of the following conditions to effectiveness have been satisfied:
     3.1 This Amendment shall be signed by the Borrower, the Administrative Agent and each Lender and delivered to the Administrative Agent.
     3.2 The Guarantors shall have executed the Consent and Agreement at the end of this Amendment.
     3.3 The Borrower shall have delivered or caused to be delivered to the Administrative Agent such other documents and instruments as the Administrative Agent may request in connection therewith, including without limitation evidence of the consent of the Board of Directors of the Borrower to borrowings of up to $55,000,000 pursuant to the Credit Agreement.
     3.4 The Borrower shall have paid a closing fee to the Administrative Agent to be distributed to the Lenders as follows: (i) JPMorgan Chase Bank, N.A $15,625 and (ii) LaSalle Bank Midwest N.A. $9,375.
ARTICLE 4.
CONSENT
     The Borrower has informed the Lenders, and hereby represent and warrant to the Lenders, as follows: (i) the Borrower or a wholly-owned Subsidiary of the Borrower desires to acquire 100% of the membership interests in Onvaio, LLC (“Onvaio”, and such acquisition, the “Onvaio Acquisition”), pursuant to an agreement to be entered into among the Borrower or such wholly-owned Subsidiary, as buyer, and the existing members of Onvaio, as sellers (the “Onvaio Purchase Agreement”), and (ii) the total consideration to be paid by Borrower or such wholly-owned Subsidiary for the Onvaio Acquisition will not exceed $6,000,000.
     Without the written consent of the Required Lenders, the Onvaio Acquisition would be prohibited under Section 6.04 of the Credit Agreement, and the Borrower has requested the Lenders to consent to the Onvaio Acquisition. Based upon such request and the representations and warranties of the Borrower set forth herein, each of the Lenders hereby consents to the Onvaio Acquisition, subject to the following:
     (i) the Onvaio Acquisition shall be consummated substantially in accordance with the terms and conditions of the Onvaio Purchase Agreement, in the form reviewed and approved by the Agent prior to the consummation of the Onvaio Acquisition, for a total consideration not in excess of the amount set forth above; and
     (ii) immediately before and after the consummation of the Onvaio Acquisition, no Default or Event of Default shall exist or shall have occurred and be continuing and the representations and warranties contained in Article III of the Credit Agreement shall be true and correct on and as of the date thereof (both before and after the Onvaio Acquisition is consummated) as if made on the date the Onvaio Acquisition is consummated; and

     (iii) within 10 days after the consummation of the Onvaio Acquisition, the Borrower shall deliver to the Agent all Collateral Documents as required pursuant to Section 5.09(b) of the Credit Agreement.
ARTICLE 5.
MISCELLANEOUS.
     5.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.
     5.2 The Borrower agrees to pay and to save the Administrative Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Administrative Agent in connection with preparing this Amendment and the related documents.
     5.3 The Borrower acknowledges and agrees that the Administrative Agent and the Lender have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Administrative Agent and the Lender are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. The Borrower represents and warrants that it is not aware of any claims or causes of action against the Administrative Agent or any Lender, any participant lender or any of their successors or assigns.
     5.4 Except as expressly amended hereby, the Borrower agrees that the Credit Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Borrower in connection with the Credit Agreement in favor of the Administrative Agent or any Lender are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
     5.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of May 30, 2008.

TECHTEAM GLOBAL, INC.

By:	/s/ Marc J. Lichtman
Its: Vice President, Chief Financial Officer, and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Individually as a Lender
By:	/s/ Dennis Camilleri
Its: Vice President

LASALLE BANK MIDWEST N.A.
By:	/s/ Neil Hilton
Its: Vice President

CONSENT AND AGREEMENT
          As of the date and year first above written, the undersigned hereby:
          (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby and agrees to all terms and provisions of the above Amendment applicable to it;
          (b) agrees that each Guaranty and all other agreements executed by the undersigned in connection with the Credit Agreement or otherwise in favor of the Administrative Agent or the Lenders (collectively, the “Security Documents”) are hereby ratified and confirmed and shall remain in full force and effect, as amended, and the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Security Document; and
          (c) acknowledges that its consent and agreement hereto is a condition to the Lenders’ obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

TECHTEAM GLOBAL, INC.
By:	/s/ Marc J. Lichtman
Title: V.P., Chief Financial Officer and Treasurer

TECHTEAM CYNTERGY, L.L.C.
By:	/s/ Michael A. Sosin
Title: Manager

TECHTEAM GOVERNMENT SOLUTIONS, INC.
By:	/s/ William J. Donahue
Title: Executive Vice President

SYTEL, INC.
By:	/s/ William J. Donahue
Title: President

SCHEDULE 2.01
COMMITMENTS

	Revolving Facility A	Revolving Facility B
Lender	Commitment	Commitment
JPMorgan Chase Bank, N.A.	$25,000,000	$9,375,000
LaSalle Bank Midwest, N.A.	$15,000,000	$5,625,000

Aggregate	$40,000,000	$15,000,000